UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2024 (May 31, 2024)

ZIVO BIOSCIENCE, INC.
(Exact name of Registrant as Specified in Its Charter)

Nevada	000-30415	87-0699977
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21 East Long Lake Road, Suite 100, Bloomfield Hills, Michigan	48304
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (248) 452-9866

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ZIVO	OTCQB
Warrants to purchase shares of Common Stock, par value $0.001 per share	ZIVOW	OTC Pink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Form 8-K/A”) is an amendment to the Current Report on Form 8-K of Zivo Bioscience, Inc., dated May 31, 2024 (the “Original Form 8-K”).  This Form 8-K/A is being filed to correct a typographical error in the date cited in the third sentence of Item 1.01 under the subsection titled Stock Award in Lieu of Unpaid Directors’ Fees of the Original Form 8-K, which is corrected by this filing to be “December 29, 2023”.  This Form 8-K/A amends and restates in its entirety Item 1.01 under the subsection titled Stock Award in Lieu of Unpaid Directors’ Fees of the Original Form 8-K.  Other than the correction to that date, the remainder of the Original Form 8-K remains unchanged.

Item 1.01 Entry into a Material Definitive Agreement

Stock Award in Lieu of Unpaid Directors’ Fees

On May 31, 2024 the Board approved a Stock in Lieu of Unpaid Director's program fees that would allow for the granting of a total of 261,619 shares of stock to the non-employee Board members common in lieu of unpaid non-employee director service fees earned during the calendar year ending December 31, 2023.  In aggregate the Company owed the three non-employee board members $172,670 in fees; Alison Cornell was due $62,789, Nola Masterson was due $56,062, and Chris Maggiore was due $53,819.  These unpaid amounts were grossed up for taxes at an assumed tax rate of 45% and the number of shares was determined based on the Company’s closing stock price on December 29, 2023 of $1.20 per share.  On June 5, 2024, all the non-employee directors accepted the following grants in lieu of the unpaid cash service fees:

Non-employee Board Member	Shares Awarded
Alison Cornell	95,134
Chris Maggiore	81,544
Nola Masterson	84,941

The value of the shares granted to the non-employee directors pursuant to this exchange of stock in lieu of unpaid cash fees were exempted from the annual limitation of awards to non-employee directors set forth in the Director Equity Plan.  These shares awards will be issued under the Director Equity Plan and will be subject to provisions thereof.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIVO BIOSCIENCE, INC.

By:	/s/ Keith Marchiando
Keith Marchiando
Chief Financial Officer

Date: June 7, 2024

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